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                                                                    EXHIBIT 10.2

                                 AMENDMENT No. 4

                                       to

                   AMETEK 401(k) PLAN FOR ACQUIRED BUSINESSES


              WHEREAS, there was adopted and made effective as of May 1, 1999, the AMETEK 401(k) Plan for Acquired Businesses (the "Acquired Businesses Plan"); and

              WHEREAS, Section 10.1 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time, and from time to time; and

              WHEREAS, AMETEK now desires to amend the Plan in certain respects;

              NOW, THEREFORE, the Plan is hereby amended as follows:

              FIRST: Section 6.2 of the Plan is amended to read in its entirety as follows:

         "6.2 Attainment of 59-1/2.

              (a) General Rule. If a Participant attains age 59-1/2 and remains in the service of the Employer, he may elect to have the value of his Deferral Election Account and Employer Matching Contribution Account (determined in accordance with Sections 5.2 and 5.3 and valued as of the Valuation Date coincident with or next succeeding the date of his election or, pursuant to procedures which the Committee may, in its sole discretion, adopt, as of the last day of the month in which he files his election) paid to him (or his Beneficiary in the event of his death) in a lump sum as soon as practicable following the date as of which his Accounts are valued. The Participant (or Beneficiary) may make such an election by filing a written notice with the Committee, on a form acceptable to the Committee. Notwithstanding such withdrawal, the Participant may also elect to continue to participate in the Plan if he otherwise remains eligible.

              (b) Special Rule for Former National Controls Corporation Retirement Savings Plan (the "NCC Plan") Participants. In addition to the lump sum distribution described in paragraph 6.2(a), any Participant who was formerly a Participant in the NCC Plan and whose account balance under the NCC Plan is transferred to this Plan in conjunction with the merger of the NCC Plan into this Plan shall be entitled to receive his distribution in the form of installment payments described in 6.4(d), but only with respect to that portion of his account balance that represented his account balance under the NCC Plan as of the date of merger."
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              SECOND: Section 6.4(d) of the Plan is amended by adding a new paragraph to the end thereof to read in its entirety as follows

              "Notwithstanding the foregoing, any Participant who was formerly a Participant in the NCC Plan and whose account balance under that Plan is transferred to this Plan in conjunction with the merger of the NCC Plan into this Plan shall be entitled to receive his distribution in the form of installment payments in substantially equal installments not less frequently than annually over a period not exceeding the Participant's life expectancy or the life expectancy of the Participant and any individual designated as a Beneficiary by the Participant, but only with respect to that portion of his account balance that represented his account balance under the NCC Plan as of the date of merger."

              THIRD: Schedule I is hereby amended, to read in its entirety as follows:

                                   "SCHEDULE I

                      Subsidiary/Division                            Employer Matching Contribution
                      -------------------                            ------------------------------

         Aerospace Division (Costa Mesa Plant)                                      4%

         AMETEK Patriot Sensors Division (Michigan)                                 3%

         AMETEK Aerospace Patriot Products                                          3%
              (California)

         AMETEK Patriot Sensors Division (Pennsylvania)                             3%
         (known as Drexelbrook Controls, Inc. until merged into
         Patriot on 1/12/00)"

         AMETEK National Controls Corporation Retirement                            5%
               Savings Plan


              FOURTH: The provisions of this Amendment No. 4 shall be effective as of July 1, 2000.

         IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer on this 30th day of June, 2000.

                                                 AMETEK, Inc.

                                                 By: /s/ Donna F. Winquist
                                                     ---------------------------
Attest:

/s/ Kathryn E. Londra
---------------------------